Exhibit 32.1

Certification Of

Principal Executive Officer

Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Aeglea BioTherapeutics, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony G. Quinn, M.B Ch.B, Ph.D., Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Date: May 8, 2018	/s/ Anthony G. Quinn, M.B Ch.B, Ph.D.
Anthony G. Quinn, M.B Ch.B, Ph.D.
Interim Chief Executive Officer and Director
(Principal Executive Officer)